第 5274129 号 No. 5274129
申请日期 2006 年 4 月 10 日 Registered 10/04/2006
商　　标 Trademark

Cleopatra
奇奥栢查

服务项目 纹身；修指甲；眼镜行；医疗辅助；头发移植；心理专家；芳香疗法；蒸气浴；美容院；理发店
申 请 人 徐永平 Applicant: XU Yong Ping
地　　址 广东省深圳市南湖路2048号栢丽广场201-204号铺
代 理 人 深圳市精英商标事务所

第 5274225 号
申请日期 2006 年 4 月 10 日
商　　标

秀丽秀玲

服务项目 公共卫生浴；蒸气浴；美容院；理发店；按摩；修指甲；纹身；理疗；保健；护理(医务)
申 请 人 张秀利
地　　址 河北省唐山市丰润区丰登坞镇丰登坞村3-6号
代 理 人 河北省商标事务所有限公司

第 5274266 号
申请日期 2006 年 4 月 10 日
商　　标

蓝男绿女
BOY&GIRL

服务项目 保健；理疗；饮食营养指导；美容院；理发店；按摩；修指甲；眼镜行；宠物饲养；园艺
申 请 人 植国华
地　　址 广东省广州花都区龙珠路35号云珠花园沁花庭B座403房
代 理 人 广州淼晨知识产权咨询有限公司

第 5274313 号
申请日期 2006 年 4 月 10 日
商　　标

北海市人民医院
1886
BEIHAI PEOPLE'S HOSPITAL

服务项目 医院；保健；医疗辅助；理疗；牙科；整形外科；护理(医务)；接生；眼镜行；卫生设备出租
申 请 人 北海市人民医院
地　　址 广西北海市和平路83号
代 理 人 广西龙印商标事务所有限公司

第 5274585 号
申请日期 2006 年 4 月 10 日
商　　标

蚂蚁军团

服务项目 医疗诊所；医院；保健；医药咨询；心理专家；饮食营养指导；美容院；宠物饲养；园艺；眼镜行
申 请 人 王晓辉
地　　址 河南省叶县昆阳镇盐矿三路1号
代 理 人 河南先风商标事务所有限公司